Common Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Common Equity
Common Equity

Automatic Dividend Reinvestment and Stock Purchase Plan

The Company issued no shares of common stock under its Automatic Dividend Reinvestment and Stock Purchase Plan in 2017.  The Company may, from time to time, issue shares under its Automatic Dividend Reinvestment and Stock Purchase Plan or purchase shares traded on the open market. At December 31, 2017, there were 4,774,442 shares of unissued common stock reserved for issuance under the Company's Automatic Dividend Reinvestment and Stock Purchase Plan.

Earnings Per Share

Basic earnings per share is calculated by dividing net income by the weighted average number of the Company's common shares outstanding during the period. In the calculation of diluted earnings per share, weighted average shares outstanding are increased for additional shares that would be outstanding if potentially dilutive securities were converted to common stock. Potentially dilutive securities for the Company consist of performance units and restricted stock. Basic and diluted earnings per share for the Company were calculated as follows:

(In millions except per share data)	2017	2016	2015
Net income	$619.0	$338.2	$271.3
Average common shares outstanding:
Basic average common shares outstanding	199.7	199.7	199.6
Effect of dilutive securities:
Contingently issuable shares (performance and restricted stock units)	0.3	0.2	—
Diluted average common shares outstanding	200.0	199.9	199.6
Basic earnings per average common share	$3.10	$1.69	$1.36
Diluted earnings per average common share	$3.10	$1.69	$1.36
Anti-dilutive shares excluded from earnings per share calculation	—	—	—

Dividend Restrictions

The Company’s Certificate of Incorporation places restrictions on the amount of common stock dividends it can pay when preferred stock is outstanding. As there is no preferred stock outstanding, that restriction did not place any effective limit on the Company’s ability to pay dividends to its shareholders. Pursuant to the leverage restriction in the Company’s revolving credit agreement, the Company must maintain a percentage of debt to total capitalization at a level that does not exceed 65 percent. The payment of cash dividends indirectly results in an increase in the percentage of debt to total capitalization, which results in the restriction of approximately $605.3 million of the Company’s retained earnings from being paid out in dividends. Accordingly, approximately $2.2 billion of the Company’s retained earnings as of December 31, 2017 are unrestricted for the payment of dividends.

The Company utilizes receipts from its equity investment in Enable and dividends from OG&E to pay dividends to its shareholders. Enable’s partnership agreement requires that it distribute all "available cash," as defined as cash on hand at the end of a quarter after the payment of expenses and the establishment of cash reserves and cash on hand resulting from working capital borrowings made after the end of the quarter. Pursuant to the Federal Power Act, OG&E is restricted from paying dividends from its capital accounts. Dividends are paid from retained earnings. Pursuant to the leverage restriction in OG&E’s revolving credit agreement, OG&E must also maintain a percentage of debt to total capitalization at a level that does not exceed 65 percent. The payment of cash dividends indirectly results in an increase in the percentage of debt to total capitalization, which results in the restriction of approximately $600.1 million of OG&E’s retained earnings from being paid out in dividends. Accordingly, approximately $1.8 billion of OG&E’s retained earnings as of December 31, 2017 are unrestricted for the payment of dividends.